HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

Supplement dated February 1, 2016 to your Prospectus

FUND REORGANIZATION

Merging Fund	Acquiring Fund
Columbia Multi-Advisor Small Cap Value Fund - Class R4	Columbia Select Smaller-Cap Value Fund - Class R4

At a shareholder meeting expected to occur during the second quarter of 2016, shareholders will vote on the proposed reorganization (the “Reorganization”) of the above Merging Fund into the above Acquiring Fund.  If the proposed Reorganization is approved, all net assets of the Merging Fund will be transferred into the Acquiring Fund.  Shareholders of the Merging Fund will receive shares of the Acquiring Fund.  If approved by the shareholders, the Reorganization is scheduled to take place during the first half of 2016 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account values are allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Dollar Cost Averaging Program, Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will terminate automatically.

In the event that the proposed Reorganization is approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund is deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.